SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------


                                   FORM 8-K/A


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                                         August 14, 1996
Date of Report (Date of earliest event reported) _______________________________


                             S.O.I. INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)

               1-12572                                 59-2158586
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    (Commission File Number)                 (IRS Employer Identification No.)


              16910 Dallas Parkway, Suite 100, Dallas, Texas 75248
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 (Address of principal executive offices)                   (Zip Code)


                                                               AC 214/248-1922
         Registrant's telephone number, including area code ____________________


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          (Former name or former address, if changed since last report)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

I.

The accounting firm of Coopers & Lybrand, L.L.P., the independent accountants for the Registrant, were dismissed on August 14, 1996 as per the recommendation of the Company's Board of Directors.

During the fiscal years ended June 30, 1995 and June 30, 1996, and the interim period subsequent to June 30, 1996, there have been no disagreements with Coopers & Lybrand, L.L.P. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or any reportable events.

Coopers & Lybrand, L.L.P.'s report on the financial statements for the fiscal year ended June 30, 1995 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

The Registrant has requested that Coopers & Lybrand, L.L.P., furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.

II.

Due to the fact that the accounting firm Coopers & Lybrand, L.L.P., the independent accountants for the Registrant, was dismissed as of August 14, 1996, the Registrant engaged the accounting firm of S.W. Hatfield + Associates as independent accountants for the Registrant, effective as of August 14, 1996.

During the fiscal years ended June 30, 1995 and June 30, 1996, and the interim period subsequent to June 30, 1996, there have been no consultations with S.W. Hatfield + Associates on any matter of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

16.2 Letter dated September 5, 1996, from Coopers & Lybrand L.L.P. to the Securities and Exchange Commission.

                                        2

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                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             S.O.I. INDUSTRIES, INC.

                                                   /s/ Kevin B. Halter
                                           By: _________________________________
                                                   Kevin B. Halter, President


Dated:  September 5, 1996


                                        3

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                                  EXHIBIT INDEX


Exhibit
Number
- ------
16.2 Letter dated September 5, 1996, from Coopers & Lybrand L.L.P. to the Securities and Exchange Commission

                                        4

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                                  EXHIBIT 16.2

September 5, 1996


Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have read the statements make by S.O.I. Industries, Inc. (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K/A, as part of the Company's Form 8-K report for the month of August 1996. We agree with the statements concerning our Firm in such Form 8-K/A.

Very truly yours,


/s/ Coopers & Lybrand L.L.P.
- ----------------------------
Coopers & Lybrand L.L.P.


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